Exhibit 99.1
News Release

Remy International, Inc. Announces Receipt of Final Regulatory Approval for BorgWarner Inc.’s Acquisition of Remy International, Inc.

PENDLETON, Ind., November 4, 2015 /PRNewswire/ -- Remy International, Inc. (NASDAQ: REMY) announced today that on November 4, 2015, the Ministry of Commerce of the People’s Republic of China provided written notice, dated November 3, 2015, that it had approved the proposed acquisition (the “Transaction”) of Remy by BorgWarner Inc. (NYSE: BWA). Such approval was the last of the regulatory approvals sought in connection with the Transaction.
As previously announced by Remy, on September 22, 2015, Remy’s stockholders adopted the Agreement and Plan of Merger, dated as of July 12, 2015 (the “Merger Agreement”), by and among Remy, BorgWarner and Band Merger Sub, Inc. at a special meeting of Remy’s stockholders called for such purpose.
Remy currently expects that the closing of the Transaction will occur on November 10, subject to the satisfaction or waiver of the remaining customary conditions to closing set forth in the Merger Agreement, which include:

•	the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers);

•	each party’s compliance with its agreements and covenants contained in the Merger Agreement; and

•	the absence of any law, ordinance, rule, regulation, order, judgment or decree being in effect that restrains or enjoins, or otherwise prohibits or makes illegal, the consummation of the Transaction.

In the event that the closing for the Transaction occurs prior to the close of business on November 11, 2015, holders of Remy common stock prior to the closing of the Transaction will not be entitled to receive the Remy dividend otherwise payable on November 25, 2015.
Cautionary Statements Regarding Forward-Looking Information
Some of the statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.
These statements include declarations regarding intents, beliefs, estimates and current expectations of Remy International, Inc. (“Remy” or the “Company”). In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such estimates, assumptions, risks, uncertainties and other factors include, but are not limited to, those related to (i) the likelihood that the transaction is consummated on a timely basis or at all, including whether the remaining conditions required to complete the transaction will be met (or met within the time periods anticipated), (ii) whether the expected benefits of the transaction will be realized, (iii) the risk that, and uncertainty as to whether, costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, suppliers and other counterparties) related to the transaction may be greater than expected, (iv) future financial results and liquidity, (v) development of new products and services, (vi) the effect of competitive products or pricing, (vii) the effect of commodity and raw material prices, (viii) the impact of supply chain cost management initiatives, (ix) restructuring risks, (x) customs duty claims, (xi) litigation uncertainties and warranty claims, (xii) conditions in the automotive industry, (xiii) foreign currency fluctuations, (xiv) costs related to re-sourcing and outsourcing products and (xv) the effect of economic conditions.
These forward-looking statements are also qualified by, and should be read together with the “Forward-looking Statements”, the “Risk Factors” and the other statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, and other filings, in each case as filed with the Securities and Exchange Commission (SEC) and available at www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this press release.
Any forward-looking statements speak only as to the date this press release, and the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible for the Company to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
About Remy International, Inc.

Founded by the Remy brothers in 1896, Remy International, Inc. (NASDAQ: REMY) is a leading global manufacturer, remanufacturer, and distributor of alternators, starter motors, and electric traction motors for the automotive and commercial vehicle industry, marketed under the Remy® and Delco Remy® brands. The company also provides multiline products through its subsidiaries. Headquartered in Pendleton, Indiana, with operations across five continents and ten countries, Remy is a trusted partner to original equipment manufacturers and aftermarket organizations worldwide, delivering creative solutions for today's vehicle challenges.

Media Contact: Remy International - Shawn Pallagi (pallagi.shawn@remyinc.com |765-778-5903)

Investor Contact: Remy International - Al VanDenBergh (vandenbergh.al@remyinc.com |765-778-6871)